Aleris Investor Presentation June 2014 Exhibit 99.1

Forward-Looking and Other Information
1
IMPORTANT INFORMATION
FORWARD-LOOKING INFORMATION
NON-GAAP INFORMATION
INDUSTRY INFORMATION
Certain statements in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,”  “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, future costs and prices of commodities, production volumes, industry trends, demand for our products and services, anticipated cost savings, anticipated benefits from new products or facilities, and projected results of operations.  Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Some of the important factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following:  (1) our ability to successfully implement our business strategy; (2) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-use segments, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’
industries; (3) our ability to fulfill our substantial capital investment requirements; (4) variability in general economic conditions on a global or regional basis; (5) our ability to retain the services of certain members of our management; (6) our ability to enter into effective metal, natural gas and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal
Exchange-based aluminum prices; (7) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (8) increases in the cost of raw materials and energy; (9) the loss of order volumes from any of our largest customers; (10) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (11) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt service obligations; (12) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry segments we serve; (13) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (14) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (15) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (16) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing, or the failure of financial institutions to fulfill their commitments to us under committed credit facilities; (17) our ability to access the credit and capital markets; (18) the possibility that we may incur additional indebtedness in the future; and (19) limitations on operating our business as a result of covenant restrictions under our indebtedness. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward-
looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law.
The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof)
are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income and loss attributable to
Aleris Corporation or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non-GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP performance measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our senior debt securities and parties to the ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditures and working capital needs.
These adjustments are based on currently available information and certain adjustments that we believe are reasonable and are presented as an aid in understanding our operating results. They are not necessarily indicative of future results of operations that may be obtained by the Company.
Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk Factors” in our filings with the
Securities and Exchange Commission.
This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain financial projections and forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking
Information” below.

Contents Aleris Overview Key Highlights Financial Overview 2

3 3 Aleris Overview 3

4
Aleris’ Position in the Aluminum Value Chain
Limited exposure to upstream aluminum volatility and costs
Aleris participates in select
segments of the aluminum
fabricated products industry
4
Bauxite
mining
Alumina
refining
Aluminum
smelting
End use
applications
Recycling
Processing

Successful History of Acquisitions
Strategic growth has led to diversity in capabilities and industries served
ALSCO
Ormet
Alumitech
EKCO
Wabash Alloys
Corus
AE
Inc.
HT Aluminum
Voerde
Nichols
5
2012 2013 2010 2011 2004 2009 2008 2007 2006 2005 2003 2014 2015 2016
Commonwealth Aluminum
IMCO Recycling Inc.

Leading Global Downstream Aluminum Company
Rolled & Extruded Products Recycling & Specification Alloys
Business Segments: RPNA, RPEU, RPAP, Extrusions
Global Market Segments:
- Aerospace - Automotive
- Heat Exchanger - Commercial Plate & Defense
Regional Industries
- Engineering - Building & Construction
- Distribution
#1 in North America building and construction
Leading player in auto body sheet in Europe
Leading player in aerospace sheet and plate globally
Business Segments: RSAA, RSEU
Recycling
- Packaging (can sheet) - Transportation
- General Industrial - Deox (steel production)
Specification Alloys:
- Auto - General Industrial
Global leader in merchant aluminum recycling and
supply of specification alloys in U.S. / Europe
LTM March ‘14 Adj. EBITDA: $199m
1
LTM March ‘14 Adj. EBITDA: $68m
1
1 Excludes $36M of corporate overhead
2 Year ended revenue 12/31/2013; includes intercompany revenue
Revenue:
$3.0 billion
2
Revenue:
$1.5 billion
2
RPEU
RPNA
Extrusions
RSEU
RSAA
RPAP
12%
48%
40%
37%
63%
6

Global Platform
North America Europe Key Facilities
China
Koblenz
Duffel
Specialized facilities,
high value products
Zhenjiang
Bonn
Lewisport
Uhrichsville
Richmond
Morgantown
Grevenbroich
Ability to deliver molten
aluminum
Stuttgart
Wabash
Davenport
Modern and highly efficient facilities in key countries
7
Low cost production,
maximum use of scrap

Light-weight: approximately 1/3
the weight of steel
Exceptional strength-to-weight
ratio
Corrosion resistant
High electrical and heat
conductivity
Highly recyclable
Consumption rises with
economic development
Leveraging Aluminum’s Value & Sustainability
Uniquely positioned to grow through sustainability
Global Drive to Sustainability
Significant customer demand for
sustainable solutions
Strong shift from Primary
Aluminum to Recycled Scrap
95% more energy efficient vs.
primary aluminum
Leader in Scrap Processing
Leader in merchant supply and
recycling for internal
consumption
Approximately 2 million tons of
scrap processed in 2013
Customer “closed loop”
relationships
Key Attributes of Aluminum
8

2013 Revenue
1
Serving customers in diverse industries worldwide
1. 2013 information does not include Nichols business as the transaction closed in the second quarter of 2014.
2. Rolled Products Asia Pacific  segment revenue was excluded from this chart as the segment’s revenue was less than 1% of consolidated revenue for the year ended December 31, 2013.
Other
11%
Aerospace
10%
Automotive
32%
Heat Exchanger
6%
Europe
Building &
Construction
4%
N. America
Building &
Construction
10%
Engineering 1%
Packaging 4%
Transportation 7%
Distribution
15%
Revenue by Reportable Segment
2
Revenue by End Use
RPNA
28%
RPEU
30%
Extrusion
8%
RSAA
22%
RSEU
12%
9

Foundation for Growth in Place*
More than $600M committed to support growth
CHINA
$350M
DUFFEL
$70M
ASHVILLE
$20M
TIANJIN
$10M
RECYCLING
$20M
R&D INSOURCING
$30M
NICHOLS
ACQUISITION
$110M
10
2013 2014 2011 2012 2009 2010 2015
Relocated 28Mn press
from Duffel
Numerous capacity
expansion and
productivity projects
Collaboration with
customers
Proprietary alloys
Wide Coating Line
Benefit from Nichols
acquisition
250kT Hot Mill
35kT Phase 1 Plate Mill
Nadcap certification June
2014
Wide Auto Body Sheet Cold
Mill
Capturing transformational
growth opportunity
1 Hot Mill, 3 Finishing
Plants
Complementary Rolling Mill
asset base; expected
significant synergies
*Represents capital expenditure estimates from 2010 – 2014.

11 11 Key Highlights

Key Highlights
Strong, experienced management team
Flexible capital structure; adequate liquidity and limited amortization requirements
Significant growth investments underpin future performance
Well-positioned to benefit from economic recovery and growth in aluminum consumption
12

13 13
Poised to benefit from recoveries
U.S. Housing and Europe Recovery Gaining Momentum
5.0
4.0
3.0
2.0
1.0
0.0
(1.0)
(2.0)
(3.0)
(4.0)
2005 2000 2010
Housing starts (M) US GDP Growth %
Germany Italy France UK Spain
2013 2014F
US Housing Starts & GDP Growth
EU Real GDP Growth by Country
1.7
-1.2
-1.8
0.4
0.5
3.1
1.3
0.3
0.7
2.0
Source: Barclays Economic Research – May 2014
Source: US census for actuals, GDP actuals - US census, Barclays Economic Research – May 2014
2014 Forecast
1.9%
0.5
0.6
0.7
0.8
0.9
1.0
1.1
1.2
1.3
1.4
1.5
1.6
1.7
1.8
1.9
2.0
2.1

14 14
Healthy Global FRP Growth
Transportation sector leading growth; Aleris well-positioned
Transport B&C Industrial CAGR ‘13-’18 (%)
China
North America
1
Western Europe
10.7%
2018 2013
1,855
3,085
5.6
15.3
3.4
5.0%
2018 2013
2,217
1,741
2.1
8.3
1.5
8.9%
2013
2,217
2018
3,392
8.1
10.3
8.9
(kT)
Source:  CRU Aluminum Outlook Quarterly Report Feb 2014,  Aleris  Analysis

15 15
192
812
254
Aircraft Backlogs Remain at Record Levels
+16%
11
7,966
10
6,676
09
6,484
08
6,942
07
6,443
06
4,803
05
3,899
04
2,545
YTD 14
10,532
12
8,948
Boeing
Airbus
A380 A350 A330 A320
4256
46
884
388
B747 B787 B777/767 B737
3778
Order backlog expected to support production for 6 to 8 years
13
10,610
Airbus backlog break out per AC
Boeing backlog break out per AC
Order Backlog (# planes)
Source: Airbus & Boeing reports    Note: Backlog defined as Net Orders (Gross Orders – Conversions/Cancellations) minus Deliveries

16 16
Aluminum Auto Body Sheet – Transformative Opportunity
Source: IHS & Aleris internal projections
Structural shift underway
12 13 14 15 16 17 18 19 20 21
China North America Europe
Projected Global ABS Demand, including non-CALP Qualities (2012-2021)

17 17
Key Growth Initiatives
Execution on track; beginning to realize benefits
Aerospace growth and shift in
demand to Asia
Significant latent optionality
given under utilized Hot Mill
Built to exacting standards for
our Koblenz, Germany Mill
Capturing transformative shift
in automotive
Global customer base
Widest ABS Rolling Mill in
Europe
Well-timed to benefit from
housing recovery
Comparable asset base;
similar technologies
Significant synergy opportunity
NICHOLS
ACQUISITION
$110M
CHINA
$350M
DUFFEL
$70M

18 18
Aleris Zhenjiang – Summary Overview
World class rolling mill initially targeting value added heat-treat plate applications, including aerospace
State-of-the-art machinery
Plant engineered to exacting German standards used in
Aleris’ Koblenz, Germany mill
Employee training conducted in Koblenz
Unmatched “know how” and capability in China
Leverages Aleris reputation in aerospace
Significant growth options with 250kT Hot Mill capacity and
35kT annual Phase 1 plate capacity
Plate expansion
Coil and auto body sheet
Aerospace qualification agreements in place; aerospace
shipments expected 2H14
AS9100 certification achieved in 4Q13
Nadcap certification achieved 2Q14
Laser-focus on Aerospace qualification process
2324
1649
1852
1142
132
0
500
1000
1500
2000
2500
1Q14 4Q13 3Q13 2Q13 1Q13
Overview
Plant
Shipments by Qtr (T)

19 19
Aerospace Qualification (Nadcap) Process Complete
First aerospace shipments imminent
Agreements with all 4 major OEMs (Boeing,
COMAC, Bombardier, Airbus) in place
Approval of heat treatment facilities
Accreditation of lab by OEMs underway
Produced AC plate qualification material
ISO 9001 certification
AS 9100 certification (Aerospace certification)
Implemented ultrasonic test device
Achieved Nadcap certification in 2Q14
Develop/confirm process control documents
Pass final OEM audits end 3Q14
Achievements
Next steps / Main priorities
Required to sell to
OEMs

20 20
Duffel Automotive – Solid Foundation for Growth
Wide Automotive Body Sheet (WABS)
1Q14 Automotive volumes increased 43% vs 1Q13
New cold rolling mill
Furnaces
Automation
$70M investment completed

21 21
Nichols Acquisition Update
Company Overview
Key North American aluminum sheet
supplier to building & construction
and transportation industries
Four facilities
– Davenport, IA (2)
– Lincolnshire, IL
– Decatur, AL
Approximately 550 employees
2013 shipments of ~300 million lbs
1 2013 fiscal results from Quanex SEC filings.
1

## Adjusted EBITDA

1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
-0.2
2008
2009
2010
2011
2012
2013
~$40M difference
Aleris Newport
Nichols

- Great opportunity to acquire strategic asset at the bottom of business cycle
- Significant divergence in profitability for similar assets
- Non core asset of previous owner
- Compelling value creation opportunity

22 22 Continuous Cast Profitability Comparison Synergistic Nichols acquisition expected to generate attractive returns

23 23
Experienced Management Team
Name Title Yrs. w/ Company Previous Experience Industrial Experience
Roeland Baan
Eric Rychel
Sean Stack
Chairman and CEO
EVP and CEO – Europe
& Asia Pacific
SVP and CFO
EVP and CEO – Rolled
Products North America
11
6
2
10
CEO of Noveon
CEO of Mittal Steel Europe
VP and Treasurer of Noveon
31
31
2
23
Steven Demetriou
Chris Clegg
Tom Weidenkopf
EVP, General Counsel and
Secretary
EVP of HR and
Communications
SVP, General Counsel and
Secretary of Noveon
SVP, HR for Honeywell
International
10
5
29
31
1 Includes years with Aleris and/or Commonwealth
John Zhu
Ingrid Joerg
SVP, President of China
3
28
China President for Wartsila
SVP and GM of RPEU
2
17
President, Alcoa FRP Europe &
Brazil
Managing Director, Barclays &
Deutsche Bank
Aleris formed in 2004 through combination of IMCO Recycling and Commonwealth Industries
Proven acquirer; successfully integrated 13 acquisitions since 2004 including Corus Aluminum
1
Successfully restructured during downturn – lowered costs and repositioned business (2008 – 2009)

24 24 Financial Overview

25 25
Key Performance Metrics – Total Aleris
Volume (kT
1
) EBITDA ($M)
1
Excludes Brazil &Voerde
Business and Earnings Drivers
Key Areas of Impact on Drivers
1963
1936
1925
2006
0
500
1,000
1,500
2,000
2,500
1Q14 LTM 2013 2011 2012
236
231
294
332
0
50
100
150
200
250
300
350
0
50
100
150
200
2011 1Q14 LTM 2013 2012
EBITDA EBITDA $/ton
Economic recovery, growth initiatives, share gains
Quality and service, supply and demand
Growth in value-added Aero, ABS and recovery in B&C
LME, scrap availability and processing capabilities
Productivity focus, volume leverage from recovery & initiatives
Volume
Rolling margin / conversion price
Mix
Scrap and metal spreads
Cash conversion costs

26 26
Capital Expenditures
Capital Expenditures Summary
Capital expenditures returning to normalized levels
92
112
103
100
36
113
278
135
65
12
$48
1Q14 2014E
$165
2012
$390
2011
$205
2013
$238
Maintenance Growth

27 27
Capital Structure and Amortization Schedule
$700
600
100
0
400
500
200
300
Thereafter
685
2018
529
2017
19
2016
611
2015
2
2014
8
China Recourse Revolver Funded Revolver
Capital Structure Highlights
• No near term amortization requirements
• No maintenance or performance covenants unless liquidity drops substantially
• Unsecured, except for working capital assets
1Q14 Debt Maturity Profile
1
Summary Capitalization Table
Actual
Pro Forma for Nichols¹
Net Debt - Net Debt -
Mult of 1Q14 Mult of 1Q14
3/31/2014 LTM EBTIDA 3/31/2014 LTM EBTIDA
Cash $51.3 $51.3
Revolver 10.0 120.0
Total Secured Debt 10.0 120.0
Senior Notes due 2018 500.0 500.0
Senior Notes due 2020 500.0 500.0
Exchangeable Notes 44.8 44.8
Other Debt 16.0 4.4 x 16.0 4.8 x
Total Recourse Debt 1,070.8 1,180.8
China Debt 191.8 5.2 x 191.8 5.6 x
Total Debt 1,262.6 1,372.6
Total Shareholders' Equity 361.3 361.3
Total Capitalization $1,623.9 $1,733.9
1
Includes $110M for Nichols acquisition and estimated $6M for Nichols LTM EBITDA added to Total Aleris EBITDA.
Near term amortization requirements limited

28 28
First Quarter Performance Overview
Sequential Adjusted EBITDA improvement affirms recovering fundamentals
1Q14 Adjusted EBITDA of $59 million
Significantly higher automotive volumes
Global aerospace volumes impacted by customer destocking
North American rolled products volumes down due to MWP volatility
Weather affected volume, scrap availability and natural gas costs in NA
Improvement in Specification Alloy metal spreads

29 29
1Q14 Volume Recap & Highlights
Volume Change vs. 1Q13 Volume Drivers
1
Excludes 2013 shipments of semi-finished product to Zhenjiang, China and from Voerde cast house; including these shipments volume was (4%).
2
Excludes impact of idling production at Saginaw, Michigan facility; including this impact volume was (5%).
RPNA (9%)
Distribution (11%) - High and volatile Midwest Premium, weather
Transportation 3% - Steady trailer builds
B&C (18%) - Harsh winter weather; MWP volatility
RPEU / Global Market Segments
1
5%
Aerospace (7%) - Customer inventory overhang
Automotive 43% - Premium auto builds; Aluminum penetration
Heat Exchanger 11% - Share gain; rebound from cycle lows
Plate & Sheet (3%) - Overcapacity in plate market
Extrusions 10% - Improved Automotive demand; EU rebound
RSAA
2
1%
Spec / Automotive
2
5% - NA Auto builds
Recycling (4%) - Winter weather; scrap availability
RSEU 1%
Spec / Automotive 17% - Improved Automotive demand
Recycling (29%) - Scrap availability; furnace redeployment

30 30
Scrap Environment Update
NA Spec Alloy Metal Spreads RPNA Scrap Spreads
Current scrap flows recovering from winter disruptions
More dramatic winter impact in 1Q14
Decreased scrap exports
Scrap processing equip increasing flexibility
Low LME limiting scrap spreads
Increased competition for scrap
Regional premium very volatile
Mar
12
Mar
13
Mar
14
Spread Indexed to 9 Yr Avg 9 Yr Avg Spread
Winter
impact
Winter
impact
$0.70
$0.90
$1.10
$0.80
$1.00
$0.15
$0.25
$0.20
$0.30
$0.10
Mar
14
Mar
13
Mar
12
MLC Diff. to P1020 P1020 (right axis)
Ptd. Siding Diff. to P1020
0.6
0.7
0.8
0.9
1.0
1.1
1.2

31 31 Adjusted EBITDA Bridge ($M) 2 1Q14 vs. 1Q13

Key Highlights
Strong, experienced management team
Flexible capital structure; adequate liquidity and limited amortization requirements
Significant growth investments underpin future performance
Well-positioned to benefit from economic recovery and growth in aluminum consumption
32

33 33 Appendix

34 34
RPNA
Volume (kT) Adjusted EBITDA
1Q14 Performance 1Q Adjusted EBITDA Bridge ($M)
2011 1Q14 1Q13 LTM 2013 2012
23
2
2
3 3
4
23
1Q14 1Q13 LTM 2013 2012 2011
Adj. EBITDA / ton
283        281        205       209                       246 269
Adjusted EBITDA ($M)
EBITDA as % of Commercial Margin
Lower volumes due to weather and Midwest Premium
volatility
Tighter scrap spreads and availability
MWP impact on lower priced inventory
Productivity partly offset inflation
1Q14 Other Productivity Inflation Margin /
Scrap
Spreads
Volume /
Mix
1Q13
371
396
364
86
95
372
105
111
76
23 23
76
0%
5%
10%
15%
20%
25%
0
20
40
60
80
100
120
30
20
10
5
15
0
25

35 35
RPEU
Volume (kT) Adjusted EBITDA
1Q14 Performance 1Q Adjusted EBITDA Bridge ($M)
314
299
342
87
90
345
1Q14 1Q13 LTM 2013 2012 2011
20
25
30
35
40
3
Price
2
Volume/Mix
1
1Q13
34
30
1Q14 Currency
3
Productivity Margin/Scrap Inflation
spreads
2
3
152
112
30
34
137
115
0
50
100
150
200
10%
15%
20%
25%
30%
1Q14 1Q13 2013 LTM 2012 2011
Adj. EBITDA / ton
482       457        334        327                        374 349
Adjusted EBITDA ($M)
EBITDA as % of Commercial Margin
Strong volume growth in Automotive
Aerospace impacted by customer destocking
Recovering regional plate and sheet pricing
Higher costs for aluminum slabs
Weaker U.S. Dollar impacted margins & AR

36 36
Extrusions
Volume (kT) Adjusted EBITDA
1Q14 Performance 1Q Adjusted EBITDA Bridge ($M)
0
2
4
1Q14
3
Productivity
1
Inflation Volume/Mix 1Q13
2
8
14
11
3
2
11
0
2
4
6
8
10
12
14
0%
2%
4%
6%
8%
10%
LTM 2013 2012 2011 1Q13 1Q14
Adj. EBITDA / ton
104        202        159          158                       137        134
Adjusted EBITDA ($M)
EBITDA as % of Commercial Margin
Volume growth in automotive projects
Productivity offset inflation
Continuing to gain momentum; well positioned for
recovery
76
68
71
19
17
69
LTM 2013 2012 2011 1Q14 1Q13
1 1

37 37
RSAA
Volume (kT) Adjusted EBITDA
1Q14 Performance 1Q Adjusted EBITDA Bridge ($M)
895
868
847
206
217
857
1Q14 LTM 2013 2012 2011 1Q13
6
8
10
12
1Q14
9
Inflation
3
Margin/Scrap
spreads
3
1Q13
10
LTM 2012 2011 1Q14 1Q13 2013
Adj. EBITDA / ton
90           62         63           62                      48          43
Adjusted EBITDA ($M) EBITDA as % of Commercial Margin
Continued improvement in YoY metal spreads
Higher automotive volumes
Harsh winter weather had significant impact on natural
gas costs, scrap availability, operations and caused
numerous lost shipping days
1
Volume /
Mix
100
25%
60
40
20
80
0
20%
0%
15%
10%
5%
81
54
54
52
10
9

38 38
RSEU
Volume (kT) Adjusted EBITDA
1Q14 Performance 1Q Adjusted EBITDA Bridge ($M)
387 385
365
96
95
364
LTM 2013 2012 2011 1Q14 1Q13
0
2
4
6
1Q14
4
Productivity
1
Inflation
1
Margin/Scrap
spreads
1
1Q13
3
35
15
4
3
19
14
0
5
10
15
20
25
30
35
0%
5%
10%
15%
20%
LTM 2013 2012 2011 1Q13 1Q14
Adj. EBITDA / ton
91          50          39          42                       34          45
Adjusted EBITDA ($M)
EBITDA as % of Commercial Margin
Slightly higher volumes
Redeployed furnace to support customer demand
Continued improvement in metal spreads
Productivity offset inflation

39 39
Limited Commodity Exposure
Robust risk management processes
Balances credit lines and reduces
liquidity risk
Risk Mitigation Expected Impact
Match physical purchases
Eliminate LT fixed price sales
Forward purchase LME
LME volatility Business model
Pass thru pricing
Tolling
Pass thru pricing-tolling
Forward buy / hedge
Revenue and margin % volatility
Minimal earnings impact
No hedge accounting treatment
Locks in rolling margin
Reduce multi-year dated derivatives
Maintains toll margin
Fixes costs
Reduces FIFO “metal lag” volatility
Balances hedge book and counter
party exposures
Active position management Counterparty Management
Forward price sales
Energy
Inventory exposure
Sell open inventory forward

40 40
2011 – 1Q14 LTM Adjusted EBITDA Reconciliation
LTM
  1Q 2014 2013 2012 2011

Adjusted EBITDA 230.9 $            236.2 $            293.6 $            331.6 $
Reorganization items, net -                     -                     -                     1.3
Unrealized gains on derivative financial instruments (18.9)                0.7                     14.3                   (37.8)
Impact of recording assets at fair value through fresh-start and purchase accounting 0.1                     0.1                     0.9                     (3.4)
Restructuring gains (charges) (10.3)                (10.7)                (9.6)                    (4.4)
Unallocated currency exchange (losses) gains on debt (2.4)                    (2.9)                    0.8                     (0.7)
Stock-based compensation expense (12.8)                (14.3)                (11.4)                (10.1)
Start-up expenses (32.8)                (35.8)                (27.4)                (10.2)
Favorable metal price lag 16.6                   23.0                   16.0                   18.9
Other (11.7)                (8.6)                    (7.1)                    (11.2)
EBITDA 158.7                187.7                270.1                274.0
Loss (income from discontinued operations) -                     -                     -                     -
Interest expense, net (103.2)              (97.9)                (52.4)                (46.3)
Benefit from (provision for) income taxes 4.6                     2.6                     (25.4)                4.2
Depreciation and amortization (135.5)              (129.5)              (84.8)                (70.3)
Net (loss) income attributable to Aleris Corporation (65.6)                (37.1)                107.5                161.6
Net income (loss) attributable to noncontrolling interest 0.9                     1.0                     (0.5)                    (0.4)
Net (loss) income (64.7) $             (36.1) $             107.0 $            161.2 $
For the years ended
December 31,

41 41
1Q 2014 Adjusted EBITDA Reconciliation
  March 31, 2014 March 31, 2013

Adjusted EBITDA 59.2 $                       64.5 $
Unrealized (losses) gains on derivative financial instruments (9.3)                           10.3
Restructuring charges (0.5)                           (0.9)
Unallocated currency exchange losses on debt -                            (0.5)
Stock-based compensation expense (4.2)                           (2.7)
Start-up expenses (8.4)                           (11.4)
Favorable metal price lag 12.0                          5.6
Other (2.6)                           0.5
EBITDA 46.2                          65.4
Interest expense, net (26.3)                        (21.0)
Provision for income taxes (4.3)                           (6.3)
Depreciation and amortization (33.2)                        (27.2)
Net (loss) income attributable to Aleris Corporation (17.6)                        10.9
Net income attributable to noncontrolling interest 0.3                            0.4
Net (loss) income (17.3)                        11.3
Depreciation and amortization 33.2                          27.2
Provision for deferred income taxes 0.5                            1.0
Stock-based compensation expense 4.2                            2.7
Unrealized losses (gains) on derivative financial instruments 9.3                            (10.3)
Currency exchange losses on debt 0.3                            0.4
Amortization of debt issuance costs 2.0                            1.9
Other 1.1                            (2.1)
Change in operating assets and liabilities:
Change in accounts receivable (83.5)                        (105.5)
Change in inventories (11.1)                        (14.1)
Change in other assets 2.3                            (12.0)
Change in accounts payable 90.3                          52.2
Change in accrued liabilities (3.5)                           (8.3)
Net cash provided by operating activities 27.8 $                       (55.6) $
For the three months ended
(in millions)

42 42
1Q14 & 1Q13 Adjusted EBITDA Reconciliation by Segment
March 31, 2014 March 31, 2013
RPNA
Segment income 26.9 $                       23.5 $
Favorable metal price lag (3.7)                           (0.1)
Segment Adjusted EBITDA (1) 23.2 $                       23.4 $
RPEU
Segment income 38.1 $                       38.5 $
Impact of recording amounts at fair value through fresh-start and purchase accounting -                            -
Favorable metal price lag (7.9)                           (4.8)
Segment Adjusted EBITDA (1) 30.3 $                       33.6 $
RPAP
Segment loss - $                         (0.3) $
Segment Adjusted EBITDA (2) -                            (0.3)
Extrusions
Segment income 3.0 $                         3.0 $
Favorable metal price lag (0.5)                           (0.6)
Segment Adjusted EBITDA (1) 2.6 $                         2.4 $
RSAA
Segment income 9.0 $                         10.4 $
Segment Adjusted EBITDA (2) 9.0                            10.4
RSEU
Segment income 4.3 $                         3.3 $
Segment Adjusted EBITDA (2) 4.3                            3.3
(1) Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table.
(2) There was no difference between segment income and segment Adjusted EBITDA for this segment.
For the three months ended

43 43
2011 – 1Q14 LTM Adjusted EBITDA Reconciliation by Segment
LTM
March 31, 2014 2013 2012 2011
RPNA
Segment income 85.2 $                  81.8 $                     117.6 $            111.1 $
Impact of recording amounts at fair value through fresh-start and purchase accounting - - - -
Favorable metal price lag (9.2) (5.6) (6.4) (6.2)
Segment Adjusted EBITDA (1)
76.0 $                  76.2 $                     111.1 $            104.9 $
RPEU
Segment income 131.7 $              132.1 $                   144.6 $            157.6 $
Impact of recording amounts at fair value through fresh-start and purchase accounting (0.1) (0.1) (0.8) 3.8
Favorable metal price lag (19.7) (16.6) (7.1) (9.9)
Segment Adjusted EBITDA 112.0 $              115.3 $                   136.7 $            151.5 $
Extrusions
Segment (loss) income 11.7 $                  11.7 $                     16.4 $              10.9 $
Impact of recording amounts at fair value through fresh-start and purchase accounting - - (0.1) (0.3)
Unfavorable (favorable) metal price lag (0.6) (0.7) (2.6) (2.7)
Segment Adjusted EBITDA (1)
11.2 $                  11.0 $                     13.8 $              7.9 $
RSAA
Segment income 52.6 $                  54.0 $                     53.6 $              80.9 $
Impact of recording amounts at fair value through fresh-start and purchase accounting - - - -
Segment Adjusted EBITDA 52.6 $                  54.0 $                     53.6 $              80.9 $
RSEU
Segment income 15.3 $                  14.3 $                     19.4 $              35.3 $
Impact of recording amounts at fair value through fresh-start and purchase accounting - - - -
Segment Adjusted EBITDA 15.3 $                  14.3 $                     19.4 $              35.3 $
(1) Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table.
(in millions)
For the years ended December 31,